SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  November 17, 2000
                                                 ------------------




                            Empire of Carolina, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              1-7909                                    13-2999480
              ------                                    ----------
     (Commission File Number)                (IRS Employer Identification No.)


          4731 West Atlantic Avenue, Suite B-1, Delray Beach, FL 33445
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (561) 498-4000
                                                   -----------------------------




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          (Former name or former address, if changed since last report)


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Item 3.  Bankruptcy or Receivership.

         On November 16, 2000, Empire of Carolina, Inc. and Empire Industries, Inc., its wholly-owned subsidiaries (collectively the "Company") filed voluntary petitions of protection and reorganization under Chapter 11 of the Federal Bankruptcy Code (the "Petitions") in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division, Case Nos. 00-35179-BKC-PGH and 00-35180-BKC-PGH. The Company will operate under the protection of the United States Bankruptcy Code as a debtor-in-possession. The Company will remain in possession of its assets and properties, and its business and affairs will continue to be managed by its directors and officers, subject in each case to the supervision of the Bankruptcy Court. In connection with the filing, the Company issued a Press Release dated November 17, 2000, which is attached hereto as Exhibit 99.1.

Item 5.  Other Events

         On November 17, 2000, upon notification that the Company intended to file the Petitions, AMEX advised the Company that it had suspended trading of the Company's common stock, Series A Preferred Stock and warrants until such time as it could evaluate the Company's continued listing. If Amex determines not to reinstate its listing , we believe that the Company's common stock, Series A preferred stock and warrants will trade on the Over the Counter Bulletin Board.

         At a meeting of the Board of Directors held on November 17, 2000, Timothy Moran resigned as Chairman of the Board of Directors and a director, effective at 5:00 p.m. on November 20, 2000. Mr. Moran will remain as acting Chief Executive Officer. Frederick W. Rosenbauer, Jr. was elected by the Board as the new Chairman of the Board of Directors.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)      Exhibits

      Exhibit Number                 Description
      --------------                 -----------
           99.1             Press Release dated November 17, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EMPIRE OF CAROLINA, INC.

                                      By: /s/Timothy Moran
                                          -------------------------------------
                                          Timothy Moran, Chairman of the Board,
Dated:  November 20, 2000.                President and Chief Executive Officer